Elevance Health Announces Management Changes; CFO Mark Kaye to Expand Responsibilities to Include Carelon and Felicia Norwood to Lead Consolidated Health Benefits Organization

INDIANAPOLIS – February 26, 2026 – Elevance Health, Inc. (NYSE: ELV) today announced management changes designed to simplify decision-making and strengthen execution across Carelon and Health Benefits.

As part of these changes, Mark Kaye, Executive Vice President and Chief Financial Officer, will expand his responsibilities to include oversight of Carelon, the Company’s healthcare services operations including pharmacy services, behavioral health, value-based care, and care delivery capabilities. Carelon plays a critical role in advancing the Company’s strategy to lower the cost of care. Carelon’s operating priorities and client commitments remain unchanged.

Felicia Norwood, Executive Vice President and Chief Health Benefits Officer, will assume responsibility for the Company’s consolidated Health Benefits organization, bringing together the Company’s major Health Benefits businesses and core operating functions under a single accountable structure. This consolidation enhances coordination across Commercial and Government health benefits and supports a more consistent operating cadence across product, operations, and growth priorities.

Peter D. Haytaian has announced that he will transition from his role as Executive Vice President and President of Carelon effective May 4, 2026, in order to devote more time to family commitments. Haytaian will serve the Company as Special Advisor through December 31, 2026, to support an orderly leadership transition and ensure continuity across Carelon’s operations and client and partner relationships.

“Over the last several years, we have continued to evolve how we operate to meet the changing needs of healthcare and deliver for our customers, members, and clients,” said Gail Boudreaux, President and Chief Executive Officer of Elevance Health. “These management changes support disciplined execution and help us move with greater clarity and coordination as we continue to scale. I also want to thank Pete for his leadership and his commitment to supporting a smooth transition.”

“I look forward to leading the Carelon team as we build on our strong foundation, deliver for clients and partners, and execute with discipline that supports sustainable growth and long-term value,” said Kaye.

Norwood added, “Bringing Health Benefits together under a single accountable structure strengthens coordination and execution as we continue delivering for members and customers.”

About Elevance Health
Elevance Health is a lifetime, trusted health partner whose purpose is to improve the health of humanity. The company supports consumers, families, and communities across the entire healthcare journey – connecting them to the care, support, and resources they need to lead better lives. Elevance Health’s companies serve approximately 104 million consumers through a diverse portfolio of industry-leading medical, pharmacy, behavioral, clinical, home health, and complex care solutions. For more information, please visit www.elevancehealth.com or follow us @ElevanceHealth on X and Elevance Health on LinkedIn.

Forward-Looking Statements
This document contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements reflect our views about future events and financial performance and are generally not historical facts. Words such as “expect,” “feel,” “believe,” “will,” “may,” “should,” “anticipate,” “intend,” “estimate,” “project,” “forecast,” “plan,” “potential,” “predict”

and similar expressions are intended to identify forward-looking statements. These statements include, but are not limited to: financial projections and estimates and their underlying assumptions; statements regarding plans, objectives and expectations with respect to future operations, products and services; and statements regarding future performance. Such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond our control, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof. You are also urged to carefully review and consider the various risks and other disclosures discussed in our reports filed with the U.S. Securities and Exchange Commission from time to time, which attempt to advise interested parties of the factors that affect our business. Except to the extent required by law, we do not update or revise any forward-looking statements to reflect events or circumstances occurring after the date hereof. These risks and uncertainties include, but are not limited to: trends in healthcare costs and utilization rates; reduced enrollment; our ability to secure and implement sufficient premium rates; the impact of large scale medical emergencies, such as public health epidemics and pandemics, and other catastrophes; the impact of new or changes in existing federal, state and international laws or regulations, including laws and regulations impacting healthcare, insurance, pharmacy services and other diversified products and services, or their enforcement or application; the impact of cyber-attacks or other privacy or data security incidents or our failure to comply with any privacy, data or security laws or regulations, including any investigations, claims or litigation related thereto; failure to effectively maintain and modernize our information systems; failure of our information systems or technology, including artificial intelligence, to operate as intended; failure to effectively maintain the availability and integrity of our data; changes in economic and market conditions, as well as regulations that may negatively affect our liquidity and investment portfolios; competitive pressures and our ability to adapt to changes in the industry and develop and implement strategic growth opportunities; risks and uncertainties regarding Medicare and Medicaid programs, including those related to non-compliance with the complex regulations imposed thereon; our ability to maintain and achieve improvement in Centers for Medicare and Medicaid Services Star Ratings and other quality scores and funding risks with respect to revenue received from participation therein; a negative change in our healthcare product mix; costs and other liabilities associated with litigation, government investigations, audits or reviews; our ability to contract with providers on cost-effective and competitive terms; risks associated with providing healthcare, pharmacy and other diversified products and services, including medical malpractice or professional liability claims and non-compliance by any party with the pharmacy services agreement between us and CaremarkPCS Health, L.L.C.; the effects of any negative publicity or sentiment related to the health benefits industry in general or us in particular; risks associated with mergers, acquisitions, joint ventures and strategic alliances; possible impairment of the value of our intangible assets if future results do not adequately support goodwill and other intangible assets; possible restrictions in the payment of dividends from our subsidiaries and increases in required minimum levels of capital; our ability to repurchase shares of our common stock and pay dividends on our common stock due to the adequacy of our cash flow and earnings and other considerations; the potential negative effect from our substantial amount of outstanding indebtedness and the risk that increased interest rates or market volatility could impact our access to or further increase the cost of financing; a downgrade in our financial strength ratings; events that may negatively affect our licenses with the Blue Cross and Blue Shield Association; intense competition to attract and retain employees; risks associated with our international operations; and various laws and provisions in our governing documents that may prevent or discourage takeovers and business combinations.

Elevance Health Contacts:
Investor Relations:
Nathan Rich
Investor.Relations@elevancehealth.com

Media Contact:
Leslie Porras
Leslie.Porras@elevancehealth.com